                                                                   EXHIBIT 99.n6

                               AMENDMENT NO. 5 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 1st day of August, 2004, by each of the above named corporations (the
"Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended December 31, 2002, August
29, 2003, February 27, 2004 and May 1, 2004 (the "Plan"); and

     WHEREAS, American Century International Bond Funds has added an
Institutional class for International Bond Fund; and

     WHEREAS, American Century Investment Trust has added an Institutional class for High-Yield Fund; and

     WHEREAS, American Century Capital Portfolios, Inc. has added an
Institutional class and Advisor class for Mid Cap Value Fund; and

     WHEREAS, EmVee Fund has changed its name to Newton Fund; and

     WHERAS, Distributor and Issuers now desire to amend the Distribution
Agreement to reflect these changes;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date hereof, all references to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended by Amendment No.
5.

                                       1

Multiple Class Plan, as amended by Amendment No. 5.

     3. In the event of a conflict between the terms of this Amendment No.5 and the Plan, it is the intention of the parties that the terms of this Amendment
No. 5 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 5, the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 5 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

                              AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              AMERICAN CENTURY GOVERNMENT INCOME TRUST
                              AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                              AMERICAN CENTURY INVESTMENT TRUST
                              AMERICAN CENTURY MUNICIPAL TRUST
                              AMERICAN CENTURY TARGET MATURITIES TRUST
                              AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                              AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                              AMERICAN CENTURY MUTUAL FUNDS, INC.
                              AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                              AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                               By:    /s/ Charles C.S. Park
                                      -----------------------------------
                               Name:  Charles C.S. Park
                               Title:   Vice President

                                       2

                                                      SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
                                               Investor Institu-   Advisor     A        B      C       C Class    R
                    Fixed Income Funds          Class    tional     Class    Class    Class   Class       II    Class
                                                         Class-
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
  California High-Yield Municipal Fund          Yes        No        No       Yes     Yes      Yes       Yes       No
  California Tax-Free Money Market Fund         Yes        No        No       No      No       No        No        No
  California Intermediate-Term Tax-Free Fund    Yes        No        No       No      No       No        No        No
  California Long-Term Tax-Free Fund            Yes        No        No       No      No       No        No        No
  California Limited-Term Tax-Free Fund         Yes        No        No       No      No       No        No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
  Ginnie Mae Fund                               Yes        No        Yes      No      No       Yes       No        No
  Government Agency Money Market Fund           Yes        No        Yes      No      No       No        No        No
  Government Bond Fund                          Yes        No        Yes      No      No       No        No        No
  Short-Term Government Fund                    Yes        No        Yes      No      No       No        No        No
  Capital Preservation Fund                     Yes        No        No       No      No       No        No        No
  Inflation-Adjusted Bond Fund                  Yes        Yes       Yes      No      No       No        No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
  International Bond Fund                       Yes        Yes       Yes      No      No       No        No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY INVESTMENT TRUST
  Diversified Bond Fund                         Yes        Yes       Yes      Yes     Yes      Yes       Yes       No
  Premium Money Market Fund                     Yes        No        No       No      No       No        No        No
  Prime Money Market Fund                       Yes        No        Yes      Yes     Yes      Yes       Yes       No
  High-Yield Fund                               Yes        Yes       Yes      Yes     Yes      Yes       Yes       No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------   -------
AMERICAN CENTURY MUNICIPAL TRUST
  Arizona Municipal Bond Fund                   Yes        No        No       Yes     Yes      Yes       No        No
  Florida Municipal Bond Fund                   Yes        No        No       Yes     Yes      Yes       No        No
  High-Yield Municipal Fund                     Yes        No        No       Yes     Yes      Yes       Yes       No
  Tax-Free Bond Fund                            Yes        Yes       No       No      No       No        No        No
  Tax-Free Money Market Fund                    Yes        No        No       No      No       No        No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY TARGET MATURITIES TRUST
  Target 2005 Fund                              Yes        No        Yes      No      No       No        No        No
  Target 2010 Fund                              Yes        No        Yes      No      No       No        No        No
  Target 2015 Fund                              Yes        No        Yes      No      No       No        No        No
  Target 2020 Fund                              Yes        No        Yes      No      No       No        No        No
  Target 2025 Fund                              Yes        No        Yes      No      No       No        No        No
  Target 2030 Fund                              Yes        No        Yes      No      No       Yes       No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------

---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------

                                               Investor  Institu-  Advisor    A        B        C     C Class     R
                       Equity Funds             Class    tional     Class   Class    Class    Class      II      Class
                                                         Class
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
  Equity Growth Fund                            Yes        Yes       Yes      No      No       Yes       No        No
  Income & Growth Fund                          Yes        Yes       Yes      No      No       Yes       No        Yes                    Yes          Yes         Yes       No       No      Yes       No        No
  Global Gold Fund                              Yes        No        Yes      No      No       No        No        No                     Yes          Yes         Yes       No       No      Yes       No        Yes
  Small Company Fund                            Yes        Yes       Yes      No      No       No        No        Yes                    Yes          No          Yes       No       No      No        No        No
  Utilities Fund                                Yes        No        Yes      No      No       No        No        No                     Yes          Yes         Yes       No       No      No        No        Yes
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
  Equity Income Fund                            Yes       Yes        Yes      No      No       Yes       No        Yes
  Value Fund                                    Yes       Yes        Yes      Yes     Yes      Yes       Yes       No
  Real Estate Fund                              Yes       Yes        Yes      No      No       No        No        No
  Small Cap Value Fund                          Yes       Yes        Yes      No      No       Yes       No        No
  Equity Index Fund                             Yes       Yes        No       No      No       No        No        No
  Large Company Value Fund                      Yes       Yes        Yes      Yes     Yes      Yes       Yes       Yes
  Mid Cap Value Fund                            Yes       Yes        Yes      No      No       No        No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY MUTUAL FUNDS, INC.
  Balanced Fund                                 Yes       Yes        Yes      No      No       No        No        No
  Growth Fund                                   Yes       Yes        Yes      No      No       Yes       No        Yes
  Heritage Fund                                 Yes       Yes        Yes      No      No       Yes       No        No
  Select Fund                                   Yes       Yes        Yes      Yes    Yes       Yes       Yes       No
  Ultra Fund                                    Yes       Yes        Yes      No      No       Yes       No        Yes
  Veedot Fund                                   Yes       Yes        Yes      No      No       No        No        No
  Vista Fund                                    Yes       Yes        Yes      No      No       Yes       No        No
  Giftrust Fund                                 Yes       No         No       No      No       No        No        No
  New Opportunities Fund                        Yes       No         No       No      No       No        No        No
  Capital Value Fund                            Yes       Yes        Yes      No      No       No        No        No
  Veedot Large-Cap Fund                         Yes       Yes        Yes      No      No       No        No        No
  New Opportunities II Fund                     Yes       Yes        No       Yes    Yes       Yes       Yes       No
  Capital Growth Fund                            No       No         No       Yes    Yes       Yes       No        No
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
American Century Strategic Asset
 Allocations, Inc.
 Strategic Allocation: Aggressive Fund          Yes       Yes        Yes      No      No       Yes       No        No
 Strategic Allocation: Conservative Fund        Yes       Yes        Yes      No      No       No        No        No
 Strategic Allocation: Moderate Fund            Yes       Yes        Yes      No      No       Yes       No        Yes
 Newton Fund                                    Yes       No         No       No      No       No        No        No

---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------

                                               Investor  Institu-  Advisor    A        B        C     C Class     R
                       Equity Funds             Class    tional     Class   Class    Class    Class      II      Class
                                                         Class
---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
 Emerging Markets Fund                          Yes       Yes        Yes      No      No       Yes       No        No
 Global Growth Fund                             Yes       Yes        Yes      No      No       Yes       No        No
 International Growth Fund                      Yes       Yes        Yes      Yes     Yes      Yes       Yes       Yes
 International Discovery Fund                   Yes       Yes        Yes      No      No       No        No        No
 Life Sciences Fund                             Yes       Yes        Yes      No      No       Yes       No        No
 Technology Fund                                Yes       Yes        Yes      No      No       Yes       No        No
 International Opportunities Fund               Yes       Yes        No       No      No       No        No        No
 European Growth Fund                           Yes       Yes        Yes      No      No       Yes       No        No

---------------------------------------------- --------  --------  -------  -------  -------  -------  -------  -------